Exhibit 24.1
POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ A. Peyton Bush, III
A. Peyton Bush, III

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ William P. Carmichael
William P. Carmichael

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ Robert A. Day
Robert A. Day

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ James C. Flores
James C. Flores

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ Gerald J. Ford
Gerald J. Ford

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ H. Devon Graham, Jr.
H. Devon Graham, Jr.

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ Suzanne T. Mestayer
Suzanne T. Mestayer

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ James R. Moffett
James R. Moffett

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ B. M. Rankin, Jr.
B. M. Rankin, Jr.

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ John F. Wombwell
John F. Wombwell

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, her true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of her, in her name and in her capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ Nancy D. Parmelee
Nancy D. Parmelee

POWER OF ATTORNEY
     BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of McMoRan Exploration Co., a Delaware corporation (the “Company”), does hereby make, constitute and appoint JAMES R. MOFFETT and RICHARD C. ADKERSON, and each of them acting individually, his true and lawful attorney-in-fact with full power of substitution, to execute, deliver and file, for and on behalf of him, in his name and in his capacity or capacities as aforesaid, a registration statement on Form S-3 for the registration and resale of the 51 million shares of common stock of the Company issued to Plains Exploration & Production Company pursuant to an Agreement and Plan of Merger dated September 19, 2010, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney full power and authority to do and perform each and every act and thing whatsoever that said attorney may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney may do or cause to be done by virtue of this Power of Attorney.
     EXECUTED on February 7, 2011.

/s/ C. Howard Murrish
C. Howard Murrish